Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Eric A. Adams, the President and Chief Executive Officer of InMed Pharmaceuticals Inc. (the “Company”), hereby certify that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended December 31, 2020 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2021

/s/ Eric A. Adams
Name:	Eric A. Adams
Title:	President and Chief Executive Officer